Supplement to the

Fidelity® Massachusetts Municipal Income Fund

April 1, 2023

Summary Prospectus

Effective March 1, 2024, Fidelity Massachusetts Municipal Income Fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating Fidelity Massachusetts Municipal Income Fund out of each class’s management fee.

The following information replaces similar information for Fidelity® Massachusetts Municipal Income Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.44%A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.01%B

Total annual operating expenses	0.45%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.11% was previously charged under the services agreements.

B Adjusted to reflect current fees.

1 year	$ 46

3 years	$ 144

5 years	$ 252

10 years	$ 567

MFL-SUSTK-0324-101 1.9880497.101	March 1, 2024